Investor Day 2023 September 5, 2023

Investor Day 2023 | 2 Welcome and Opening Remarks Sarah Jane Schneider | Executive Director, Investor Relations

Investor Day 2023 | 3 Notes to Investors FORWARD-LOOKING STATEMENTS. NCR, to be renamed NCR Voyix (“NCR Voyix” or the “Company”), cautions that comments made during this presentation and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “target,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions, or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, targets, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the planned separation of the Company’s ATM business (“NCR Atleos”) into an independent public company including, but not limited to, the future commercial or financial performance of the Company following such planned transaction, value creation and ability to innovate and drive growth generally as a result of such transaction, and the Company’s expected capital structure for year-end 2023; the expected financial performance of the Company’s three reporting segments for year-end 2023; the expected net debt leverage ratio of the Company for year-end 2023 and net debt leverage ratio targets for 2024 and long-term; our expectations of demand for our solutions and execution, and the impact thereof on our financial results in 2023 and beyond; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value, including targets for year-end 2027; our expectations regarding return on investment and compound annual growth rate (“CAGR”), including CAGR targets for year-end 2027; expectations regarding the growing total addressable market and growing market opportunity for the Company and each of its three reporting segments; the Company’s focus on advancing strategic growth initiatives and transforming the Company into a software-led as-a-service company with a higher mix of recurring revenue streams, including the ongoing focus on customer conversion to platform-based solutions and the Company’s growth targets for such conversions and average revenue per unit growth; expectations regarding the Company’s culture; and statements regarding redeployment priorities and future capital allocation strategy. Forward-looking statements are based on our current beliefs, expectations, and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that NCR Voyix and NCR Atleos after a separation will be able to realize any of the potential strategic benefits or opportunities as a result of these actions. Neither can there be any guarantee that stockholders will achieve any particular level of stockholder returns. Nor can there be any guarantee that the planned separation will enhance value for stockholders, or that NCR Voyix or NCR Atleos will be commercially successful in the future or achieve any particular credit rating or financial results. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K filed on February 27, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K. These materials are dated September 5, 2023, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Day 2023 | 4 Notes to Investors SEGMENTS INFORMATION. Following the completion of the planned separation of NCR’s ATM business, the Company plans to manage its business in a manner that is expected to result in the Company having three reportable segments as identified in these materials -- Retail, Restaurant, and Digital Banking. All costs associated with corporate overhead and other immaterial operating segments will be reported as Corporate/Other. All historical NCR Voyix information provided in this presentation has been recast to reflect the segment structure described above and excludes the historical results of the ATM business. The actual historical results may differ from the periods presented based on the GAAP requirements for reporting discontinued operations. The NCR Voyix financial information provided in this presentation consists of preliminary estimates of NCR Voyix’s continuing operations and financial results post the classification of the ATM business as a discontinued operation upon its planned separation and reflect transactions related to the planned separation, subject to the assumptions and adjustments described in this presentation. NCR Voyix’s management believes these assumptions and adjustments are reasonable under the circumstances given the information available at this time. This does not represent a complete pro forma presentation pursuant to applicable SEC rules and regulations. MARKET AND INDUSTRY DATA. Unless indicated otherwise, the information concerning our industry contained in this presentation is based on the Company’s general knowledge of and expectations concerning the industry. The Company’s market position and industry market size are based on estimates using our internal data and estimates based on data from various industry analyses, our internal research and adjustments, and assumptions that we believe to be reasonable. The Company has not independently verified data from industry analyses and cannot guarantee their accuracy or completeness. In addition, we believe the data regarding the industry, market size, and our market position within such industry provide general guidance but are inherently imprecise. Further, our estimates and assumptions involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates and assumptions. NON-GAAP MEASURES. While the Company reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this presentation and in these materials will include or make reference to certain “non-GAAP” measures, including selected measures such as adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA CAGR, net debt, net leverage ratio, and free cash flow. This presentation also discusses targeted adjusted EBITDA, adjusted EBITDA margin, and adjusted EBITDA CAGR growth. These measures are included to provide additional useful information regarding the Company’s financial results and are not a substitute for their comparable GAAP measures. NCR Voyix’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. Explanations of these non-GAAP measures, as well as a statement of usefulness and purpose of each such measure are included in the accompanying “Supplementary Information” unless noted therein. These presentation materials and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together.

Investor Day 2023 | 5 Notes to Investors USE OF CERTAIN TERMS. As used in these materials: The term “recurring revenue” includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term- based software license arrangements that include customer termination rights; The term “annual recurring revenue” or “ARR” is recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights; The term “ARPU” means average recurring revenue per unit; The term “CSP” mean Channel Services Platform; The term “LTM” means last twelve months; and The term “NPS” means Net Promoter Score.

Investor Day 2023 | 6 Today’s Agenda 9:00 am Opening Remarks Sarah Jane Schneider Executive Director, Investor Relations Welcome Message Mike Hayford CEO, NCR Strategy Overview David Wilkinson CEO, Voyix Retail Overview Eric Schoch EVP & President, Retail Restaurants Overview Lindsay Petrovic VP, Restaurant Product Management Digital Banking Overview Frank Hauck EVP & President, Digital Banking Financial Outlook Brian Webb-Walsh CFO, Voyix Closing Remarks David Wilkinson CEO, Voyix 10:25 am Q&A Session

Investor Day 2023 | 7 Welcome Message Mike Hayford | CEO, NCR

Investor Day 2023 | 8 Strategy Overview David Wilkinson | CEO, Voyix

Investor Day 2023 | 9 Key Messages Shifting the economics of our business by converting customers to our platform and expanding services we provide Capturing significant market opportunity driven by market growth, secular trends, and ability to add new customers Streamlining organization with enhanced strategic focus and nimble operating model to expand margins and accelerate profitable growth Leading global provider of digital commerce solutions for Retail, Restaurant, and Digital Banking industries with a large installed base and right to win 2 1 3 4

Investor Day 2023 | 10 NCR Voyix At-a-Glance1 (NYSE: VYX) Market-Leading Software and Services Business with Large, Profitable Recurring Revenue Streams 1 All values presented are CY 2023E. 2 Excludes other perimeter adjustments; hence, the contribution percentages do not add up 100%. 3 Source: RBR Global POS Software 2022 and RBR Global EPOS and Self Checkout 2023. 4 Ranking as of Q2 2023 public filings by NCR, Q2 (QTWO), and Alkami (ALKT). ~$3.9B Total Revenue ~$2.1B Recurring Revenue ~$2.5B Software and Services Revenue ~$0.7B Adjusted EBITDA 59% / 24% / 15% Retail / Restaurant / Digital Banking Contribution %2 Revenue Composition 59%24% 15% 2% Retail Restaurants Digital Other Global Composition 69% 15% 9% 7% US EMEA APAC Americas (excl. US) #1 Provider of self-checkout3 Retail #2 Provider of POS software3 Restaurants #1 User footprint among independent digital banking providers4 Digital Banking

Investor Day 2023 | 11 Who We Serve Broad Customer Base Highlights the Breadth of Our Platform Retail Restaurants Digital Banking

Investor Day 2023 | 12 Strong Value Proposition Across Customer Segments Uniquely Positioned to Provide End-to-end Capabilities Best-in-Class POS Platform for Digital Commerce Navigating new consumer experience expectations, both in-person and online, while lowering operational costs Cloud-based Run-the-Store Capabilities Enabling convenience, empowerment, and growth with a robust system Leading Digital-First Banking Solutions Linking digital interactions to all branch channels and engaging clients on a common technology platform Retail and Restaurants Digital Banking

Investor Day 2023 | 13 Driven Leadership Team Focused on Execution Skilled Management Team with 200+ years Combined Industry Experience David Wilkinson CEO, Voyix Joined 2010 Eric Schoch EVP & President, Retail 2016 Lindsay Petrovic VP, Restaurant Product Management 2021 Frank Hauck EVP & President, Digital Banking 2018 Brian Webb-Walsh CFO, Voyix 2023 Ismail Amla EVP, Professional Services and Strategy 2021 George Sloan EVP, Operations and Chief Procurement Officer 2020 Jane Elliott Chief Human Resources Officer 2023 Kelli Sterrett General Counsel 2023 Steve Fernandez EVP & Chief Information Officer 2022 Today’s Presenters Additional Executive Leadership

Investor Day 2023 | 14 Where We Were (2018) Where We Are (2022 / 2023) Where We Are Going (2024+) Product Focus Hardware legacy Market-leading, software-driven offerings Integrated, platform-based solutions Go-to- Market Approach Product selling Solution selling Indispensable partner and a one-stop-shop Customer Sentiment At-market service levels Superior and consistent customer experience Best-in-class service and industry leading NPS Revenue Model Limited recurring revenue Growing recurring revenue High percentage of recurring revenue (SAAS model) Talent & Culture Inconsistent execution and limited customer-centricity Customer-first culture; highly engaged and accountable Industry talent destination with world-class culture Transforming to Capture Market Opportunities Building on a Strong Foundation to Solidify Our Leadership Position

Investor Day 2023 | 15 Our Proven Growth Strategy Exceed Customer Expectations Deliver innovative, end-to-end solutions and outstanding customer service to deepen customer loyalty so we can grow together Reinvest in Innovation Reinvest in customer-centric innovation to expand purpose- built platforms and drive growth Grow Add-On Services Extend provision of platform-based capabilities to more customers to increase wallet share Trusted Partner Enabling Customer Success through the Power of the Platform 1 Accelerate Platform Conversion Leverage industry leading install base to drive greater adoption of enterprise-grade, platform-based services 2 3 Drive New Customer Growth Capitalize on secular increase in tech spend to win new customers and capture market share 4 5

Investor Day 2023 | 16 Right to Win in Retail, Restaurant, and Digital Banking Positioned to Grow from a Strong, Highly Competitive Foundation Trusted Partner Global provider of mission-critical technology to the retail, restaurant, and banking industries, with deep domain expertise Existing Install Base Diversified blue-chip customer base across attractive end-markets End-to-End Scale Purpose-built hardware, software, services, and capabilities to meet customer needs Open Ecosystem Modern, extensible technology, built on API-driven, micro-services architecture Great Products Broad portfolio and comprehensive, platform-driven solutions to meet all “run-the-store” needs

Large and Growing Total Addressable Market



Market Expansion
$117B
Payments + CSP
(Channel Services Platform)
$53B
Add-On Services
$42B
Legacy TAM
$25B

Key Trends Driving End Markets

- Digital transformation in stores and banks
- Increasing consumer experience expectations
- Customer desire to reduce IT and vendor complexity
- Increasing pace of technology change

Industry-leading Position in Attractive Growing Markets

Source: IHL (2023 WW IT Spend Model from IHL Group), DataEssentials, RBR Global EPOS and Self Checkout 2023, , JPM Chase Research, Credit Swisse research, Nilson Report, Credit Suisse, Bill.com, ICM by Oppenheimer, and Voyix compiled data of Banks and Credit Unions listed by Federal Reserve and Credit Union National Association (CUNA), multiplied by estimated average contract value.

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Investor Day 2023 | 18 Our Growth Algorithm Poised for a New Era of Revenue Growth and Margin Expansion $220B (IT Spend) Drive Revenue and ARPU Expansion • Deliver end-to-end platform services to drive growth with existing customers • Become one-stop-shop for all “run-the-store” technology $220B (IT Spend) Generate Improved Profitability • Deliver value-added services with operational capabilities and high gross margins • Drive continued efficiency throughout the organization $220B (IT Spend) Capitalize on Secular Growth Trends • Drive new customer sign-ups and capture greater market share as tech spend increases • Pursue ongoing customer conversion to platform-based solutions Grow with the Market Monetize the Base Expand Adj. EBITDA Margins

Investor Day 2023 | 19 Introducing New 2027 Financial Targets Customer-centric Business Model Fueling Future Operational and Financial Outperformance 4 – 6% Recurring Revenue ~65% 9 – 11% +400 – 500 bps Margin Expansion 10 – 12% 40 – 45% +10 – 15 ppts Change from 2023 - 2027 Note: All CAGRs calculated using 2023 to 2027 company estimates Revenue CAGR Recurring Revenue CAGR Adj. EBITDA CAGR Free Cash Flow Conversion

Investor Day 2023 | 20 Key Takeaways Leading global provider of digital commerce solutions for Retail, Restaurant, and Digital Banking industries with a large installed base and right to win Shifting the economics of our business by converting customers to our platform and expanding services we provide Capturing significant market opportunity driven by market growth, secular trends, and ability to add new customers Streamlining organization with enhanced strategic focus and nimble operating model to expand margins and accelerate profitable growth 21 3 4

Investor Day 2023 | 21 Retail and Restaurants Overview Eric Schoch | EVP & President, Retail Lindsay Petrovic | VP, Restaurant Product Management

Investor Day 2023 | 22 Key Messages Leveraging deep industry expertise and customer relationships with iconic brands to blend digital and physical experiences for guests and store associates Deliver consistent annual revenue growth via SaaS and recurring Services revenue streams Transforming Restaurant and Retail store systems with comprehensive, platform led SaaS and Services capabilities 2 1 3

Retail and Restaurants Businesses Overview[1]

~$3.1B	~21%	~213K	~153K
Revenue	Adj. EBITDA Margin	Retail Sites	Restaurant Sites

RETAIL[2]

- #1 Retail POS software provider
- 67% of top global retailers
- #1 Self-checkout software provider



~70%
~30%
Retail
Restaurants

RESTAURANTS[2]

- #2 Restaurant POS software provider worldwide
- 8 of the top 10 global restaurant chains

Industry Leader in Point of Sale and Run-the-Store Technology Solutions

[1] All values presented are 2023E, unless stated otherwise.
[2] Source: RBR Global POS Software 2022 and RBR Global EPOS and Self Checkout 2023.

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Investor Day 2023 | 24 Post Pandemic Realities Require Comprehensive Set of Capabilities Deep Industry Expertise Enables Voyix to be a Trusted Advisor of Digital Transformation Holistic Solutions Supported by 24/7/365 Customer Service Store Operations Manage full store operations, applications and data, accept payments, and track sales In-store Hardware Devices and peripherals including self checkout, kiosks, displays and digital signage, table management, mobile devices, and scanners Services Strategic advisory, onboarding, implementation, managed services, application management and development Consumer Apps Consumer-facing applications to drive engagement, blending physical and digital experiences Cloud Services Transaction data management and aggregation, mobile ordering, POS, kitchen, back-office, loyalty and promotion management, catalog, inventory, actionable insights Associate & Guest Needs Labor Shortage Here to Stay Formats are Converging Loyalty is Fleeting Every Shopper is Unique Consolidation of Brands & Stores Blended Digital & Physical Experience Explosion of Payment & Delivery Choices Experiential Shopping

Investor Day 2023 | 25 Store Operations Point of Sale Software Store Virtualization Fuel Controller Pharmacy Kitchen Consumer Engagement Loyalty & Promotions Self-checkout & Frictionless Consumer Marketing Mobile Ordering Back Office & Data Back Office Inventory Data Analytics Cash Office Payments Payment Gateway Payment Processing Mobile Payments 3rd Party API Integration Partner Marketplace API Toolkits End Points Point of Sale / Customer Display Mobile (POS, Order, Picking) Self-checkout Self-ordering Kiosk Table Management Digital Signage Kitchen 1 2 3 4 5 6 1 2 3 1 6 1 5 4 6 6 62 Platform Led SaaS and Services Model Drives Recurring Revenue and ARPU Growth

Investor Day 2023 | 26 Differentiated Blend of Software and Services to Run the Store Providing Essential Services on a Modern, Streamlined Technology Foundation Platform Edge Computing • Eliminating in-store tech complexity • Automating processes • Update and manage stores at scale Cloud-Native Services and Open API • Reusable mix and match microservices • Conforms technology ecosystem to each business • Always-on, secure availability everywhere Real-time and Uninterrupted Operation • Always run in a ‘known state,’ from in-store edge to the cloud • Built for continuous change Advisory, Onboarding, and Implementation • Vision setting and strategy development • Systems integration and software implementation • Business process outsourcing Managed Services • Comprehensive end-to-end service for maximizing availability • Remote help desk • Field service delivery App Management and Development • Dedicated development resources to build system enhancements and manage system upgrades Services

Investor Day 2023 | 27 Key Investment Highlights | Retail and Restaurants Market leader in both POS and Self-checkout with a massive and growing market opportunity Competitive, end-to-end SaaS platform to run the store Large and diversified blue-chip customer base Opportunity to expand through multiple levers of growth Significant and expanding SaaS and recurring revenue 2 1 3 4 5

Investor Day 2023 | 28 Retail Eric Schoch | EVP & President, Retail

Investor Day 2023 | 29 Why We Win | Retail “In retail, we do not suffer fools. NCR has massive experience. They know retail really, really well.” – Director of Technology, Woolworth’s “We’ve integrated 14 unique capabilities into the NCR platform — some were completed in just weeks. NCR has stepped up to make sure the system is state of the art.” – CIO, Northgate Market $220B (IT Spend) Speed and Ease of Implementations • Faster time to value than competitors • Seamless capability integration through open APIs and micro- services architecture $220B (IT Spend) High Return on Investment for Customers • Quantified ROI validated by customers’ own data • Ability to migrate from managed services to full IT outsourcing • 24/7/365 local support across six continents $220B (IT Spend) Deep Industry Expertise • Full suite of solutions built on a cloud-based foundation • Configurable digital ecosystem • Capabilities to supercharge consumer and associate experiences

Investor Day 2023 | 30 PLACEHOLDER: Sainsbury’s Customer Cameo

Investor Day 2023 | 31 Clear Strategy to Capitalize on Market Opportunity Growth Strategy Maintain leadership position by connecting stores to platform; win the upgrade imperative Fortify and continue leadership position in self-checkout Enhance SaaS and Services offerings to drive growth in recurring revenue and achieve 3-4x ARPU Expand “Run-the-Store” through platform led SaaS and Services model Retail Opportunity – Global to Commercial 2023 Addressable Market1 Growing technology modernization trend Run-the-Store strategy further expands TAM Large and growing market 1 Source: Sources: IHL (2023 WW IT Spend Model from IHL Group), RBR Global EPOS and Self Checkout 2023, JPM Chase Research, Credit Swisse research, Nilson Report, Credit Suisse, Bill.com, and ICM by Oppenheimer $10BLegacy TAM Add-On Services $22B Payments $26B Market Expansion $62B

Case Study | Upgrading Store POS to Platform Infrastructure

Legacy Offering

PILOT COMPANY

~$3,500 ARPU

Legacy POS Technology

Conversion to Platform

YEAR 1

Connected to the platform and virtualized all apps

Services Provided

POS / Customer Display
Self-ordering Kiosk
Store Virtualization
Fuel

Add-On Services

YEAR 2+

Added more capabilities under SaaS-based model

~$13,400 ARPU

POS Software
Loyalty & Promotions
Self-checkout
Mobile Ordering
API Toolkits

Impactful Results

$10M Committed ARR

3.8x Additional ARPU

With Potential for Future Growth

Additional Add-ons

Data Analytics
Mobile Payments
Kitchen
Partner Marketplace
Cash Office

"We must differentiate ourselves using technology. NCR is the hub of our digital experience. We've grown from a vendor relationship to a partnership" – Mike Rodgers, CTO

Investor Day 2023 | 32

Retail KPI Metrics Targets

Cumulative Platform Conversions
(% of Total Install Base)


~37%
~10%
FY23E
FY27E

- Subscription-based sites connected to Voyix Commerce Platform drive deeper customer relationships and higher recurring revenue
- Best in class onboarding for store installations

Target ARPU Expansion
Post-Conversion


3.0x – 4.0x
~1.5x
Year 1
Year 5

- Conversion to platform sites immediately grows ARPU by 1.5x; scaling to 3.0x – 4.0x over time
- Add-on product opportunities grow ARPU

Recurring Revenue
(% of Total Revenue)


~55%
~46%
FY23E
FY27E

- Net Effect: Recurring revenue grows as product mix shifts to Software and Services
- Target ~10% Recurring Revenue CAGR from '23 – '27

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Investor Day 2023 | 34 Restaurants Lindsay Petrovic | VP, Restaurant Product Management

Investor Day 2023 | 35 Why We Win | Restaurants "NCR transformed a complex web of supplier systems into one simple one." – Director of Technology Operations, Starbucks EMEA “The platform is highly impactful for our restaurants. We now have streaming real-time transaction data that goes down to the product level and gives us the ability to make on-the-spot decisions.“ – CIO, Wendy’s International $220B (IT Spend) Ability to Serve Both Enterprise and SMB • Support and scale with customers as they grow • Strong modular product and technology architecture $220B (IT Spend) Holistic Platform Solutions to “Run the Restaurant” • Feature rich, configurable software with embedded Payments • Wall-to-wall services to run all restaurant technology • Restaurant-grade hardware $220B (IT Spend) Deep Expertise Across the Globe • Decades of restaurant experience • Scale and presence to help customers win globally

Investor Day 2023 | 36 PLACEHOLDER: Firebirds Customer Cameo

Investor Day 2023 | 37 Enterprise Total Revenue 76% Our Growth Strategy | Restaurants • Connect customers to Voyix’s Commerce Platform • Grow share of wallet by upselling on value-added SaaS and Payments • Accelerate “Run-the- Restaurant” services • Grow market share with Payments-led bundle of software and hardware solutions • Grow share of wallet by upselling on value-added SaaS and Payments • Retain the base with targeted and local customer engagement Note: Revenue percentages based on FY2023 estimates SMB Total Revenue 24%

Clear Strategy to Capitalize on Market Opportunity

2023 Addressable Market[1]

Restaurant Opportunity – Global to SMB



Market
Expansion
$25B
Payments
$15B
Add-On
Services
$12B
Legacy
TAM
$9B

Key Trends

Large and growing market

Digital Transformation Trend

Run-the-Restaurant strategy further expands TAM

[1] Sources: IHL (2023 WW IT Spend Model from IHL Group), DataEssentials. Legacy TAM includes North America Store Systems & Infrastructure spend from IHL (i.e., HW, SW, Services for in-store applications). Add-On Services includes SaaS + Services spend from IHL for Sales & Marketing, eCommerce, Business Intelligence & Supply Chain Management. Payments = US Addressable Market – (Formula is estimated based on our average ARPU for Payments for SMB & Enterprise sites. 579,484 SMB sites in our addressable market *$4K ARPU and 269,156 Enterprise sites in our addressable market * $1K ARPU.) Market Expansion = HW, SW, SVCS estimated spend from IHL for EMEA, APAC and LATAM.

Investor Day 2023 | 38

Investor Day 2023 | 39 Case Study | Upgrading Enterprise to Run-the Restaurant Legacy Offering Legacy POS Technology • POS • Mobile POS • Mobile Ordering • Mobile Payments • API Toolkits • Wall to Wall Service Desk • Data Analytics • Back Office* • Network & Security Services* • Kitchen Hardware Within One Year of Conversion Connected to the platform Added more capabilities under SaaS-based model Services Provided Future Opportunities Conversion to Platform 3.6x Additional ARPU Loyalty & Promotions Consumer Marketing Payment Gateway Payment Processing Partner Marketplace ~$9,000 ARPU~$2,500 ARPU ~$3,900 ARPU Impactful Results Additional Add-on *Franchises Only Supporting Customer Growth with a Defined, Scalable Model Focused on Customer Success

Case Study | Upgrading SMB to Run-the-Restaurant

Legacy Offering

PRATI ITALIA

~$4,000 ARPU

Legacy POS Technology



Conversion to Platform

Within One Year of Conversion

Connected to the platform

Added more capabilities under SaaS-based model

~$19,000 ARPU

Services Provided

- POS
- Mobile Ordering
- Consumer Marketing
- Data Analytics
- Loyalty & Promotions (Gift Card)
- Payment Processing
- Payment Gateway
- Mobile Payments
- API Toolkits

Impactful Results

5.25x
Additional ARPU

~$21,000 ARPU

Additional Add-ons

Back office

Kitchen

End-to-End Solutions in One Platform with 24/7 Customer Support

Investor Day 2023 | 40

Restaurant KPI Metrics Targets

Cumulative Platform Conversions
(% of Total Install Base)


~20%
~40%
FY23E
FY27E

- Converting installed base to subscription plus connecting to Voyix Commerce platform drives increased ARR
- Targeted sales motion to drive conversion across SMB and Enterprise

Number of Payment Sites


~7k
~25k
FY23E
FY27E

- Attaching Payments in SMB drives $4k in ARPU
- 90%+ attach rate of Payments Processing with SMB site bookings, excluding the banking channel[1]
- Concerted motion around cross-selling Payments to installed base

Recurring Revenue


~59%
~67%
FY23E
FY27E

- Positively impacted by platform and Payments sites growth
- Driven by add-on SaaS and Services across SMB and Enterprise

Target ARPU Expansion Post-Conversion


~1.5x
3.0x – 4.0x
Year 1
Year 5

- Conversion to platform sites immediately grows ARPU by 1.5x, scaling to 3.0x – 4.0x over time
- Continued expansion from platform services, Payments, and cross-sell/upsell of software solutions

[1] Defined as total Payments site bookings as a percentage of total sites booked, excluding the banking channel

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Investor Day 2023 | 42 Key Takeaways Transforming Restaurant and Retail store systems with comprehensive, platform led SaaS and Service capabilities Leveraging deep industry expertise and customer relationships with iconic brands to blend digital and physical experiences for guests and store associates Deliver consistent annual revenue growth via SaaS and recurring Services revenue streams 21 3

Investor Day 2023 | 43 Digital Banking Overview Frank Hauck | EVP & President, Digital Banking

Investor Day 2023 | 44 Key Messages Delivering integrated digital banking solutions to drive increased penetration of active and new users Offering a unique retail banking experience for our customers while enhancing our go-to-market approach Accelerating profitable growth and capitalizing on market-leading position with new and existing medium and large-sized financial institutions 2 1 3

Investor Day 2023 | 45 Our Mission Customers expect banking interactions to be straightforward and seamless — in every channel Voyix provides the leading platform for digital banking

Industry-Leading Digital-first Platform[1]

~$570M	~38%	~20M	800+	95%+	45%+
Revenue	Adj. EBITDA Margin	Active Users	Total Clients	Client Retention	"Rule of 40" Metric[2]

Who We Serve

Banks and credit unions seeking digital transformation and integrated consumer experiences across channels

What We Offer

Common customer experiences across all channels, cross-channel data, and analytics to drive user engagement

How We Differentiate

Only provider of a truly end-to-end digital-first offering unified across digital and physical channels

Where We're Going

Extend leading footprint by winning more customers, serving more end-users, and expanding our product and capabilities set

5 of top 10 banking platforms run NCR Voyix Digital Banking Platform[3]

Linking Digital Interactions Across All Branch Channels via the Cloud

[1] All values presented are 2023E unless otherwise specified. [2] Rule of 40 is a principle that states a software company's combined revenue growth rate and profit margin should equal or exceed 40%. [3] Magnify Money, by LendingTree, 2022 Best Mobile Banking Apps Awards.

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Investor Day 2023 | 47 Leading digital banking platform with large and diversified customer base Leveraging category-defining digital first solution suite to capture large opportunity across tiered end markets Innovative and deeply experienced management team Industry leading financial profile with high percentage of profitable recurring revenue Compounding growth through account opening, digital banking, branch transformation, and seamless channel experiences 2 1 3 4 5 Key Investment Highlights | Digital Banking

Investor Day 2023 | 48 Differentiated and Seamless Customer Experience Bridging Digital-to-Physical Interactions with Best-in-Class Service Support API-first Ecosystem Designed to Replace Aging Retail Banking Systems and Easily Add New Services Banking World Needs Modern, High-Performance Platform Innovation, Strategy, and Vision Differentiated Customer Experience Attractive Total Cost of Ownership Account Opening Our omnichannel sales and onboarding product suite offers consumers and businesses the broadest spectrum of products across all channels Digital Banking Offer full suite of self-service retail and business solutions for institutions of all sizes; fintech solutions help our clients stand out and stay ahead Connected Experiences API-first, cloud-based Channel Services Platform (CSP) joins multiple channels for a consistent end-user experience, reducing complexity, cost, and time to market Customer Service Provide “always-on” service users expect and the ability to interact with people they way they want (voice, video, interactive teller solutions, digital chat, and AI-enabled assistants) Voyix’S SUPERIOR DIGITAL-FIRST SOLUTIONS

Digital Banking Market Opportunity


$30B+
Whitespace
Opportunity
$11.5B+
US TAM
$7.5B+
US TAM
$6B+
U.S. TAM

Focused domestically today and well positioned for highly fragmented and in-house dominated international strategy over time

Digital First Branch (CSP) expanding TAM $4B with banker and remote interactive servicing

Sales and Account Opening (from Terafina acquisition) expanding TAM ~$1.5B, providing on-ramp for new customers and portfolio cross-sell

Foundational Digital Banking TAM based on a per-user-per-month revenue model

Continuing to Expand our TAM by Introducing New Services

Note: Addressable market is based on Voyix compiled data of Banks and Credit Unions listed by Federal Reserve and Credit Union National Association (CUNA), multiplied by estimated average contract value.

Investor Day 2023 | 49

Investor Day 2023 | 50 Capitalizing on Multiple Levers for Growth Comprehensive Strategy to Deliver Profitable Growth Win New Clients • Expand client base targeting net new clients and +95% annual retention • Grow ARR through new clients and cross-sell of existing and new product portfolio Organic Growth • Capitalize on strong secular tailwinds in bank tech spending • Drive annual user growth and increase usage in existing customer base Digital-first Relationship Expansion • Increase products per customer • Introduce new products to foster continued expansion of TAM Expand Platform • Deepen third-party partnerships • Continue opportunistic acquisitions to expand the platform and accelerate profitable growth

Investor Day 2023 | 51 Case Study | Digital-First Approach Problem Future Opportunities Unique Platform Solution Outcome $25M Total Contract Value• 15 branded community bank subsidiaries with 180+ banking locations • Need to maintain individualized look and feel while having a consistent technology experience across all Wintrust subsidiaries • Broken in-branch client engagement experience across consumer and business “We have chosen NCR to partner with to maintain our commitment to our customers to deliver the latest digital capabilities in the marketplace.” – EVP Digital Channels & Transaction Banking Provided Integrated Solutions without Compromising Unique Branded Experiences Comprehensive Deployment of Digital-First Strategy ~$5M Annual Recurring Revenue Started with unified digital banking for consumers and businesses Expanded to onboarding for all deposit products across branch and digital Seamless sales-to-service and service-to-sales handoffs 2 years after engagement, upgraded to CSP in-branch experience modernization Services Provided

Investor Day 2023 | 52 PLACEHOLDER: Wintrust Customer Cameo

Digital Banking KPI Metrics Targets

Registered Users


~28M
~43M
FY23E
FY27E

- Continue to increase usage from existing customers by penetrating their user base
- Convert registered but inactive users to Active Users

Active Users


~20M
~32M
FY23E
FY27E

- Continue to develop and introduce new products both internally and through partnerships

Annual Recurring Revenue ($M)


~$520
$900 – $1000
FY23E
FY27E

- Continue to drive ARR expansion through add-on products
- Dedicated team has consistently helped expand product usage
- Significant revenue synergies occur when layering our digital first offerings across customer base

Investor Day 2023 | 53

Investor Day 2023 | 54 Key Takeaways Accelerating profitable growth and capitalizing on market-leading position with new and existing medium and large-sized financial institutions Delivering integrated digital banking solutions to drive increased penetration of active and new users Offering a unique retail banking experience for our customers while enhancing our go-to- market approach 21 3

Investor Day 2023 | 55 Financial Outlook Brian Webb-Walsh | CFO, Voyix

Investor Day 2023 | 56 Key Messages Driving margin expansion through improved mix, product optimization, and disciplined expense management Organically strengthening our financial resilience through free cash flow generation and prudent balance sheet management Optimizing capital allocation to accelerate growth, increase market-leading position, and compound value for all stakeholders Executing a clear strategy focused on customer-centric SaaS and services to accelerate recurring revenue growth 2 1 3 4

Investor Day 2023 | 57 Building from a Strong Foundation Leveraging Industry-leading Customer Base for Recurring Revenue and ARPU Growth $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 2020 2023E 16% 17% • Strong secular digitization trend • Strong client retention • Initial customer conversions to platform model • Mix shift from hardware to software-driven offering • Ability to scale into fixed cost base • Disciplined expense management Expected Revenue ($B) Expected Adj. EBITDA ($M) and Adj. EBITDA Margin (%) $503 $3.2 2020 2023E

Investor Day 2023 | 58 Strategy to Drive Profitable Revenue Growth Platform-based Businesses Leveraged to Growth Sectors Enhanced Enterprise Alignment • Innovate customer-centric software solutions • Increase NPS through full-service partnership and vast, cloud-based solutions portfolio Clear Strategic Priorities • Drive platform conversion and grow customer base in an expanding market • Deepen customer wallet through add-on service solutions • Streamline operating model to drive efficiency and accelerate growth Significant Financial Benefits • Leverage on-going shift to SaaS model to grow recurring revenue, EBITDA margins, and free cash flow • Reduce leverage to target range while reinvesting for growth

Investor Day 2023 | 59 2027 Financial Targets Customer-centric Business Model Fueling Future Operational and Financial Outperformance 4 – 6% Recurring Revenue ~65% 9 – 11% +400 – 500 bps Margin Expansion 10 – 12% 40 – 45% +10 – 15 ppts Change from 2023 - 2027 Note: All CAGR calculated using 2023 to 2027 company estimates Revenue CAGR Recurring Revenue CAGR Adj. EBITDA CAGR Free Cash Flow Conversion

Investor Day 2023 | 60 How We’ll Track our Progress (KPIs) Retail Total Sites Rev per Site (ARPU) % Platform Restaurants Site Conversion Total Sites Rev per Site (ARPU) % Platform Digital Banking Active Users 2023E 213k $5,300 10% 153k $3,600 20% 20M 2027 Targets 225k $6,700 37% 159k $5,000 40% 32M Rev Per Active User (ARPU) $28.00 $30.00

Revenue Growth Targets ($B)


~$3.8
1 – 2%
Growth
~4 – 6% CAGR
2022
2023E
Retail
Restaurant
Digital
Banking
2027E
54%
Recurring
55%
Recurring
~65%
Recurring

Growth Drivers

- SaaS-based model drives increasing recurring revenue and consistency
- Rollout of additional services to platform customers generates significant ARPU expansion
- Expect additional revenue uplift from adding Payments capabilities in Retail/Restaurants
- 2023E – 2024E revenue growth: low single digits

Platform Deepening Drives Accelerating Growth

Note: Includes revenue from continuing operations as well as from commercial agreements between NCR Voyix and NCR Atleos.

Investor Day 2023 | 61

Adjusted EBITDA Growth Targets ($M)


~$630
4 – 6%
Growth
10 – 12% CAGR
2022
2023E
Mix Shift
Volume
Cost Takeout
& Efficiency
2027E
~17%
Adj. EBITDA
Margin
~17%
Adj. EBITDA
Margin
21 - 22%
Adj. EBITDA
Margin

Growth Drivers

- Higher earnings contribution from Digital Banking segment
- Ongoing product mix shift from hardware to software/services
- Impact of product lifecycle management optimization
- Improved operating expenses, partially offset by costs related to the spinoff
- 2024E Adj. EBITDA Margin of ~17%

Clear Path to Achieve our 2027 Targets

Investor Day 2023 | 62

Investor Day 2023 | 63 Strong, Flexible Balance Sheet and Manageable Debt Profile for Future Growth Initial Expected Capital Structure ($M, Using expected debt and cash for YE23) Total Debt $2,500 Cash Balance $150 Revolver $0 Net Debt $2,350 Net Leverage Ratio1 ~3.5x Net Debt to Adj. EBITDA Term Structure of Debt ($M) Weighted Avg Rate: 5.37% Fixed Rate Debt (% of Total): 92% $15 $14 $171 $650 $1,200 $450 2024 2025 2026 2027 2028 2029 2030 Ample Liquidity to Support Capital Allocation Priorities Targeting 3x by end of 2024 Long-term Target: 2x – 3x 1 Net leverage ratio calculated as Net Debt / Last Twelve Months Adj. EBITDA; 2 $200M Term Loan A amortizes 7.5% per annum and matures in 2026 222

Investor Day 2023 | 64 Clear and Disciplined Capital Allocation Priorities Clear Priorities Aligned with Growth Initiatives to Enhance Shareholder Returns Future Priorities Invest in Organic Initiatives • Continue ongoing capex of 6 - 7% of revenue to maintain market leadership position • Accelerate development of new platform-enabled services to drive revenue growth, higher-value products and services, and increase customer stickiness Balance Sheet Optimization • Manage balance sheet to maintain long-term target net leverage ratio of 2 - 3x • Optimize investments and capital structure to maximize ROIC Acquisitions • Pursue opportunistic tuck-in acquisitions to accelerate growth initiatives • Leverage M&A to support “buy vs. build” capability decisions Repurchases • Offset annual dilution from incentive comp • Consider additional repurchases if cash generation outpaces internal growth needs

Investor Day 2023 | 65 Key Takeaways Executing a clear strategy focused on customer-centric software and services to accelerate recurring revenue growth Driving margin expansion through improved mix, product optimization, and disciplined expense management Organically strengthening our financial resilience through free cash flow generation and prudent balance sheet management Optimizing capital allocation to accelerate growth, increase market- leading position, and compound value for all stakeholders 21 3 4

Investor Day 2023 | 66 Closing Remarks David Wilkinson | CEO, Voyix

Investor Day 2023 | 67 Compelling Investment Thesis Shifting the economics of our business by converting customers to our platform and expanding services we provide Capturing significant market opportunity driven by market growth, secular trends, and ability to add new customers Streamlining organization with enhanced strategic focus and nimble operating model to expand margins and accelerate profitable growth Leading global provider of digital commerce solutions for Retail, Restaurant, and Digital Banking industries with a large installed base and right to win 2 1 3 4

Investor Day 2023 | 68 Investor Day 2023 Q&A

Investor Day 2023 | 69 Investor Day 2023 Supplementary Information

Investor Day 2023 | 70 Non-GAAP Measures: While NCR Voyix reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR Voyix’s financial results and are not a substitute for their comparable GAAP measures. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) NCR Voyix determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations plus interest expense, net; plus pension mark-to-market adjustments; pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition-related intangibles, separation-related costs, cyber ransomware incident recovery costs, and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. The historical financial information and any forecasted financial information included in this presentation were determined based on the Retail, Restaurant, and Digital Banking segment results including an estimate of corporate costs, perimeter adjustments as well as the impact from commercial agreements between NCR Voyix and NCR Atleos. The actual historical results may differ from the periods presented based on the GAAP requirements for reporting discontinued operations. NCR Voyix uses Adjusted EBITDA to evaluate and measure the ongoing performance of its business segments. NCR Voyix also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR Voyix believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions, and other investments, and excludes certain items whose fluctuation from period to period do not necessarily correspond to changes in the operations of our business segments. In addition, we believe Adjusted EBITDA is useful to investors because it and similar measures are commonly used by industry analysts, investors, and lenders to assess the financial performance of companies in our industry. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Net Debt NCR Voyix determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. Total debt is based on the targeted total debt subsequent to the spin-off of NCR Atleos which is expected in the fourth quarter of 2023. Net Debt should not be considered an alternative to, or more meaningful than, total debt, the most directly comparable GAAP measure. NCR Voyix believes that Net Debt provides useful information to investors because NCR Voyix’s management reviews Net Debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash on hand as part of its management of liquidity, financial flexibility, capital structure and leverage. In addition, Net Debt is a measure in common use elsewhere and certain debt rating agencies and credit analysts monitor NCR Voyix’s Net Debt as part of their assessments of NCR Voyix’s business and its ability to repay its debt. NCR Voyix believes that its Net Leverage Ratio, defined as Net Debt divided by trailing twelve months of Adjusted EBITDA, provides useful information to investors because it is an indicator of the Company’s ability to meet its future financial obligations. In addition, the Net Leverage Ratio is a measure frequently used by investors and credit rating agencies to assess financial position.

Investor Day 2023 | 71 Non-GAAP Measures (continued): Adjusted Free Cash Flow – Unrestricted NCR Voyix defines Adjusted Free Cash Flow – Unrestricted as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus the change in restricted cash settlement activity, plus/minus net reductions or reinvestments in the trade receivables facility, and plus pension contributions and pension settlements. Restricted cash settlement activity represents the net change in amounts collected on behalf of, but not remitted to, certain of the Company’s merchant customers or third-party service providers that are pledged for a particular use or restricted to support these obligations. These amounts can fluctuate significantly period to period based on the number of days for which settlement to the merchant has not yet occurred or day of the week on which a reporting period ends. NCR Voyix’s management uses Adjusted Free Cash Flow – Unrestricted to measure the liquidity of its continuing operations and assess the financial performance of the Company against past periods and believes it is useful for investors because it relates to operating cash flow of the Company to the capital that is spent to continue and improve business operations, provides investors with the operating cash flow results that management uses to manage the Company and enables investors and analysts to evaluate the Company’s liquidity from continuing operations. In particular, Adjusted Free Cash Flow – Unrestricted indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company’s existing businesses, strategic acquisitions, strengthening the Company’s balance sheet, repurchase of Company stock and repayment of the Company’s debt obligations. Adjusted Free Cash Flow – Unrestricted does not represent the residual cash flow available for discretionary expenditures since there may be other non-discretionary expenditures that are not deducted from the measure. Adjusted Free Cash Flow – Unrestricted does not have uniform definitions under GAAP, and, therefore, NCR Voyix’s definition may differ from other companies’ definitions of this measure. FCF (Free Cash Flow) Conversion is calculated based on Adjusted Free Cash Flow - Unrestricted divided by Adjusted EBITDA for the same period. Non-GAAP Reconciliations: With respect to our Adjusted EBITDA estimate, we are not providing a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. In addition, we are still assessing our post-spin GAAP net income from continuing operations for historical periods because the evaluation of the impact to our financial statements of the classification of the ATM business as a discontinued operation following the planned spin-off is ongoing.

Investor Day 2023 | 72 Investor Day 2023 Speaker Bios

Investor Day 2023 | 73 David Wilkinson David Wilkinson is the current president of NCR Commerce and the CEO-designee for Voyix. David is responsible for creating and executing NCR’s overall vision and strategy for the retail and restaurant industries. He is focused on helping retailers and restaurants transform, connect, and run their technology platforms. NCR is investing in our customers’ success by leveraging the NCR Commerce Platform and world-class services and support to run the entire operation from the back office to the front end. NCR’s solutions accelerate the transformation of stores and restaurants around the world, helping them manage their operations more efficiently to deliver a consistent consumer experience. David was chosen by the NCR Board of Directors as CEO-designee for his deep experience in our business, proven leadership through the development of his own teams, and exceptional amount of care for our customers, employees, and communities. He will continue to work with NCR leadership and serve in his current roles while simultaneously building out Voyix’s leadership team. David’s energy and passion, coupled with a strong customer focus, have created a foundation for success. David spent the past 12 years in various roles at NCR, most recently leading the global Retail team. During his tenure, he held various positions, from leading the Global Retail Sales organization to running the cloud POS start-up within NCR, leading the Emerging Industries team to focusing on NCR’s channel business. With nearly 30 years of experience, David has helped many IT and telecom companies expand beyond their traditional business models. He has a proven track record of growing existing business models as well as innovating new ones to fill strategic gaps and accelerate profitability. Prior to joining NCR, David held various leadership positions at leading IT and telecom firms including Avaya, Nortel, and Verizon. In addition to his current duties, David is also a member of the Board of Trustees for the NCR Foundation, is a board member for Junior Achievement of Georgia, and serves on the board of directors of the National Retail Federation (NRF). David has a business administration degree in finance and marketing from Stephen F. Austin State University and an MBA from the University of Texas at Arlington. David currently resides in Milton, Georgia, with his wife and daughter. CEO, Voyix

Investor Day 2023 | 74 Eric Schoch Eric Schoch is senior vice president and general manager, NCR Retail, and executive vice president and president, Retail-designate for Voyix. Eric is a seasoned executive with extensive experience leading high-growth technology businesses on a global stage, developing innovative solution portfolios, and building high-performance leadership teams. He has an exceptional track record of execution and driving results while leading successful market transitions and business turnarounds. Eric has a strong reputation for inspiring teams, fortifying business operations, and directing astute product and go-to-market strategies delivering sustainable results. In January 2023, Eric assumed responsibility for NCR Retail and the Engineering & Technology functions serving both Retail and Restaurant. From 2019 to 2023, Eric was responsible for Global Retail Sales and Field Operations. He joined NCR in December 2016, where he led the North American Retail business. Prior to NCR, Eric held various business unit (BU) leadership roles at Cisco Systems over eight years. His last role at Cisco was Vice President of Product Management and Go-To-Market for the Network Function Virtualization (NFV) BU. Prior to moving into the Software Defined Networking space, Eric was the Vice President and General Manager of the Hosted Collaboration Solution Business Unit. Prior to joining Cisco, Eric was the Vice President Americas sales at Polycom where he was charged with transforming the Go-To-Market model. Before Polycom, Eric spent more than 11 years at Nortel Networks, where he held numerous executive leadership positions across sales, marketing, business development, product management, and corporate finance. Eric began his career journey at DSC Communications with roles in Corporate Strategy, Sales, and Marketing Operations. He holds a BBA in Marketing & Finance from Stephen F. Austin State University, an MBA from the University of Texas at Dallas, and studied technology leadership, innovation, and change in high-tech companies at the London Business School as part of an Executive Leadership development program. Eric is married with two children in college and lives in McKinney Texas. He is an avid outdoorsman, enjoys early morning workouts and golf. Eric serves his community through his church and serving on the American Heart Association Cotes du Coeur executive leadership team in Dallas, Texas. EVP & President, Retail

Investor Day 2023 | 75 Lindsay Petrovic Lindsay is currently Vice President, Restaurant Product Management at NCR. She is the head of product management for NCR’s restaurant technology business, and manages all software, hardware, and services offerings for NCR’s restaurant customers. Lindsay and her team are focused on driving innovation and transformation across the product suite, which includes solutions for omnichannel ordering and payments, back-office management, data strategy and analytics, consumer engagement, and kitchen management. Lindsay is also the Vice Chair of the Women in NCR business resource group and is a member of NCR’s Operating Leadership team, a key set of top NCR leaders that work together to execute NCR’s strategy, drive growth, and enable NCR to become more effective and efficient. Lindsay joined NCR from American Express, where she held a number of leadership positions across product management, product marketing, growth marketing, and corporate strategy. Most recently she was Vice President, Partner Marketing, US Small & Medium Enterprise (US SME), and was responsible for driving small business credit card and loan customer acquisition and engagement with co-branded credit card partners (Amazon, Delta, Marriott, Lowe’s, Hilton) and 50+ affiliate partners. Prior to leading partner marketing for US SME, Lindsay was Vice President, Paid Media & Partnerships, US SME, where she led Amex’s small business paid and organic search customer acquisition channels in addition to the affiliate marketing channel. Prior to her marketing leadership roles, Lindsay was Vice President and head of product management and product marketing for Amex Advance, a new business for American Express that focused on leveraging American Express data and data science capabilities to help companies improve their marketing effectiveness. Lindsay began her American Express career in their internal strategy consulting group, the Strategic Planning Group. Lindsay joined American Express after completing a dual MBA/Masters in Industrial and Labor Relations at Cornell University. Prior to graduate school, Lindsay was a General Manager for a national restaurant group. Lindsay lives in Atlanta with her husband, two daughters, and her dog, Ladybug. VP, Restaurant Product Management

Investor Day 2023 | 76 Frank Hauck Frank Hauck is president and general manager, NCR Banking, and executive vice president and president, Digital Banking-designate for Voyix. In his current role, Frank is responsible for developing and driving the successful execution of the vision and strategy for NCR’s banking organization. A seasoned leader known for his authenticity and customer engagement, Frank has extensive experience including infrastructure transformation, customer experience, sales and As a Service solutions. NCR is the leader in providing tech and infrastructure solutions that simplify and run self-directed banking operations. Frank and his team are dedicated to an innovative, digital-first strategy to keep financial institutions at the forefront of digital, branch and self-service and that provides a consistent customer experience. Frank joined NCR in 2018 as the as Senior Vice President of Global Financial Services Sales where he led the NCR Banking Sales team to achieve operational excellence, maintain forecast accuracy and revenue maximization, and success in the market. Prior to NCR, Frank served as President, Customers & Markets for Dell EMC’s Infrastructure Solutions Group. In this role, he was the principal liaison between the sales organization and global customers, strategic markets, and other external stakeholders to sell solutions worldwide at the highest level. He previously served as President, VCE (Virtual Computing Environment), a division of EMC, driving global operations and customer experience. Frank has held a variety of leadership roles during his career, including finance, customer service, IT, product development, marketing, and manufacturing before moving into sales and organizational leadership roles. VP & President, Digital Banking

Investor Day 2023 | 77 Brian Webb-Walsh Brian Webb-Walsh is NCR’s executive vice president finance and CFO-designate for Voyix. Effective with the separation, Brian will have global responsibility for finance, accounting, treasury, investor relations, tax, M&A, audit, and real estate. He will work with our business units to ensure success and profitability. Brian has spent his career operating in global, publicly traded fortune 500 organizations. He is a credible finance leader with a successful track record of leading large, global teams. He was most recently the CFO for UPS' international, healthcare, and supply chain solutions businesses. Prior to UPS he spent nearly 5 years as executive vice president and CFO of Conduent Incorporated, a technology-led business process services company that spun out of Xerox Corporation in 2017. He led all aspects of finance, real estate, procurement, and transformation with a team of over 1,000 professionals, primarily in the US, India, and the Philippines. Before Conduent, he spent 19 years at Xerox. At Xerox he developed strong financial discipline and leadership capability. His positions included divisional CFO roles, investor relations, and corporate financial planning and analysis. Brian holds a bachelor's degree in management from the State University of New York at Geneseo, an MBA from Rochester Institute of Technology, and a master’s degree in accounting from George Washington University.CFO, Voyix